UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22437
Guggenheim Taxable Municipal Managed Duration Trust
 (Exact name of registrant as specified in charter)
227 West Monroe, Chicago, IL, 60606
 (Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe, Chicago, IL 60606
 (Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 827-0100
Date of fiscal year end: May 31
Date of reporting period: June 1, 2017 - May 31, 2018

Item 1.  Reports to Stockholders.
The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM

5.31.2018

Guggenheim Funds Annual Report

Guggenheim Taxable Municipal Managed Duration Trust

GuggenheimInvestments.com

CEF-GBAB-AR-0518

GUGGENHEIMINVESTMENTS.COM/GBAB
... YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/gbab, you will find:
•	Daily, weekly and monthly data on share prices, net asset values, distributions and more
•	Monthly portfolio overviews and performance analyses
•	Announcements, press releases and special notices
•	Trust and adviser contact information
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Trust’s website in an ongoing effort to provide you with the most current information about how your Trust’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Trust.

(Unaudited)	May 31, 2018

DEAR SHAREHOLDER
We thank you for your investment in the Guggenheim Taxable Municipal Managed Duration Trust (the “Trust”). This report covers the Trust’s performance for the 12-month period ended May 31, 2018.
The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. Under normal market conditions, the Trust invests at least 80% of its net assets plus the amount of any borrowings for investment purposes (“Managed Assets”) in a diversified portfolio of taxable municipal securities, and may invest up to 20% of Managed Assets in securities other than taxable municipal securities.
All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2018, the Trust provided a total return based on market price of -1.23% and a total return based on NAV of 3.93%. As of May 31, 2018, the Trust’s market price of $21.44 per share represented a discount of 5.51% to its NAV of $22.69 per share.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Trust expenses. The market price of the Trust’s shares fluctuates from time to time, and may be higher or lower than the Trust’s NAV.
The Trust paid a monthly distribution of $0.12573. The most recent distribution represents an annualized rate of 7.04% based on the Trust’s closing market price of $21.44 on May 31, 2018. There is no guarantee of future distributions or that the current returns and distribution rate will be maintained. The Trust’s distribution rate is not constant and the amount of distributions, when declared by the Trust’s Board of Trustees, is subject to change based on the performance of the Trust. Please see Note 2(e) on page 41 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Trust. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Trust’s investment sub-adviser and is responsible for the management of the Trust’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Trust through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 68 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly distribution in common shares of the Trust purchased in the market at a price less than NAV. Conversely, when the market price of the Trust’s common shares is at a premium above NAV, the DRIP reinvests participants’ distributions in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Trust endeavors to maintain a steady monthly distribution rate, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Trust shares when the share price is lower than when the price is higher.

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DEAR SHAREHOLDER (Unaudited) continued	May 31, 2018

To learn more about the Trust’s performance and investment strategy for the annual period ended May 31, 2018, we encourage you to read the Questions & Answers section of this report, which begins on page 5.
We are honored that you have chosen the Guggenheim Taxable Municipal Managed Duration Trust as part of your investment portfolio. For the most up-to-date information regarding your investment, please visit the Trust’s website at guggenheiminvestments.com/gbab.
Sincerely,
Guggenheim Funds Investment Advisors, LLC
June 30, 2018

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QUESTIONS & ANSWERS (Unaudited)	May 31, 2018

Guggenheim Taxable Municipal Managed Duration Trust (the “Trust”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). This team includes B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director and Chief Investment Officer, Fixed Income; Jeffrey S. Carefoot, CFA, Senior Managing Director and Portfolio Manager; and Allen Li, CFA, Managing Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Trust’s strategy and performance for the 12-month period ended May 31, 2018.
What is the Trust’s investment objective and how is it pursued?
The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of taxable municipal securities. Under normal market conditions, the Trust will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes (“Managed Assets”) in taxable municipal securities, including Build America Bonds (“BABs”), which qualify for federal subsidy payments under the American Recovery and Reinvestment Act of 2009 (the “Act”).
Under normal market conditions, the Trust may invest up to 20% of its Managed Assets in securities other than taxable municipal securities, including tax-exempt municipal securities, from which interest income is exempt from regular federal income tax (sometimes referred to as “tax-exempt municipal securities”), asset-backed securities (“ABS”), senior loans, and other income-producing securities.
At least 80% of the Trust’s Managed Assets are invested in securities that, at the time of investment, are investment grade quality. The Trust may invest up to 20% of its Managed Assets in securities that, at the time of investment, are below investment grade quality. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. The Trust does not invest more than 25% of its Managed Assets in municipal securities in any one state of origin or more than 15% of its Managed Assets in municipal securities that, at the time of investment, are illiquid.
Most of the portfolio is invested in Build America Bonds. Has anything changed in that market?
Following the 2009 financial crisis, BABs were created to support job-creating projects funded by the public finance market. Proceeds were commonly used to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports, and public buildings. Although interest received on BABs are subject to federal income tax, issuers of these securities are eligible to receive a subsidy from the U.S. Treasury of up to 35% of the interest paid on the bonds. As a result of this tax provision, interest rates on BABs were relatively competitive from the perspectives of both investors and issuers.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2018

Because the relevant provisions of the Act were not extended, bonds issued after December 31, 2010 cannot qualify as BABs. Therefore, the number of BABs available in the market is limited. Nearly $200 billion in BABs were issued before the program ended in 2010.
BABs have a feature that provides issuers the option to redeem the BABs if the U.S. government reduces the subsidy to the municipality. In 2013, the U.S. Congress mandated sequestration, which included a reduction to BABs’ federal subsidy. Each year since 2013, federal subsidy payments were cut by 6-9%. The subsidy cuts effectively increased borrowing costs for issuers and caused BABs to become callable. Nevertheless, the subsidy still in effect remains attractive to issuers, so relatively few BABs have been called.
Since the BABs program concluded, proposals to reauthorize BABs or enact similar legislation have not been successful. Domestic infrastructure spending could result in some sort of qualified infrastructure bonds, including a program similar to Build America Bonds as a supplement to other programs involving other taxable or tax-exempt municipal bonds.
What were the significant events affecting the economy and market environment over the 12-month period ended May 31, 2018?
The U.S. economy is firing on all cylinders. Real Gross Domestic Product (“GDP”) growth came in at a robust 4.1% in the second quarter of 2018. Significant tax cuts and federal spending increases are still in the pipeline, which should help the economy grow well above potential in coming months. The good news is that this will support corporate earnings in the near term.
The problem is that above-potential economic growth drives above-potential job creation, which may push the unemployment rate below its sustainable rate. Payroll growth has averaged 202,000 over the last six months and 197,000 over the last year, roughly double the rate that would be necessary to maintain a stable unemployment rate given U.S. demographics. The unemployment rate could fall below 3.5%—at least a full percentage point below its estimated natural rate—before the cycle ends.
Alongside a tighter labor market comes faster wage and price inflation. Inflation has rebounded from last year’s slump, with the U.S. Federal Reserve’s (the “Fed”) preferred core inflation measure having accelerated from 0.9% in August to 2.0% in April on a six-month annualized basis. Twelve-month inflation numbers turned higher in March thanks to favorable base effects, bringing core inflation to 1.8%, slightly below the Fed’s target. Because inflation lags GDP growth by 18 months, inflation could begin to speed up, with added tailwinds coming from import tariffs and higher energy prices.
With lawmakers having doubled down on fiscal stimulus at a time when the labor market is already beyond full employment, the Fed continues to tighten monetary policy. With the market expecting up to two more rate hikes in 2018, the Fed is attempting to engineer a soft landing by taking policy into restrictive territory. However, history suggests that its odds of success may be low. A recession becomes possible when a fading fiscal impulse collides with tight monetary policy and an overextended economy.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2018

The combination of rate hikes and Treasury supply congestion in the front end of the yield curve underpins our expectation for further bear flattening (when short-term rates increase at a faster rate than long-term rates), which itself is a harbinger of rising recession risk. We maintain an up-in-quality bias in fixed income, as we believe the Fed’s determination to avoid overheating by tightening policy may ultimately spell trouble for credit markets.
How did the Trust perform for the 12-month period ended May 31, 2018?
All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2018, the Trust provided a total return based on market price of -1.23% and a total return based on NAV of 3.93%. As of May 31, 2018, the Trust’s market price of $21.44 per share represented a discount of 5.51% to its NAV of $22.69 per share. As of May 31, 2017, the Trust’s market price of $23.23 per share represented a discount of 0.30% to its NAV of $23.30 per share.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Trust expenses. The market price of the Trust’s shares fluctuates from time to time, and may be higher or lower than the Trust’s NAV.
The Trust paid a monthly distribution of $0.12573. The most recent distribution represents an annualized rate of 7.04% based on the Trust’s closing market price of $21.44 on May 31, 2018.
There is no guarantee of future distributions or that the current returns and distribution rate will be maintained. The Trust’s distribution rate is not constant and the amount of distributions, when declared by the Trust’s Board of Trustees, is subject to change based on the performance of the Trust. Please see Note 2(e) on page 41 for more information on distributions for the period.
Why did the Trust accrue excise tax during the 12-month period ended May 31, 2018?
As a registered investment company, the Trust is subject to a 4% excise tax that is imposed if the Trust does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the trust’s fiscal year). The Trust generally intends to distribute income and capital gains in the manner necessary to minimize (but not necessarily eliminate) the imposition of such excise tax. While the Trust’s income and capital gains can vary significantly from year to year, the Trust seeks to maintain more stable monthly distributions over time. The Trust may retain income or capital gains and pay excise tax when it is determined that doing so is in the best interest of shareholders. Management, in consultation with the Trust’s Board of Trustees, evaluates the costs of the excise tax relative to the benefits of retaining income and capital gains, including that such undistributed amounts (net of the excise tax paid) remain available for investment by the Trust and are available to supplement future distributions, which may facilitate the payment of more stable monthly distributions year over year.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2018

How did other markets perform in this environment for the 12-month period ended May 31, 2018?
Index	Total Return
ICE BofA ML Build America Bond Index	2.88%
Bloomberg Barclays Taxable Municipal Index	2.96%
Bloomberg Barclays Municipal Bond Index	1.11%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.37%
Bloomberg Barclays U.S. Corporate High Yield Index	2.35%
Credit Suisse Leveraged Loan Index	4.49%
ICE BofA/ML ABS Master BBB-AA Index	2.40%
S&P 500 Index	14.38%

What was notable in the municipal market for the 12-month period ended May 31, 2018?
For much of the period, the best performing segments of the municipal market were bonds with long duration and lower ratings, specifically the Single-A and BBB quality tranches of the broader ICE BofA/ML Build America Bond Index, which returned 5.0% and 8.8%, respectively, over the period.
For 2018 to date, gross municipal issuance totaled $125.6 billion. After slipping earlier in the year, issuance began to rebound toward the end of the period. Since February 2017, monthly issuance has failed to increase year-over-year, with the exception of November and December 2017. Supply declines reflect the elimination of advanced refunding bonds, policy uncertainties, and fewer refinancing opportunities.
Despite several weeks of outflows prevalent during the April tax season, municipal funds experienced net inflows of $4.8 billion for the first five months of 2018 according to Lipper.
Similar to other U.S. dollar-denominated bonds, loss of municipal bond value was driven by rising interest rates. Rates peaked for the period in mid-May, with the 10 year U.S. Treasury yield climbing above 3% for the first time since 2011. Rates then promptly began to fall with the uncertainty around trade and geopolitics. However, the broad municipal bond index was modestly positive for the 12 months ended May 31, 2018.
Over the last 12 months, the municipal market had to digest the progress of a wide range of federal policies, tax reform in particular. Finalized in December, the new tax bill included a provision to eliminate the federal income tax exemption on advanced refunding bonds, which municipal issuers used to refinance debt more than 90 days prior to bonds’ respective maturity dates. Provisions of the tax reform bill may limit potential new issue supply and increase the relative benefit of tax-exemption for high-income taxpayers.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2018

What is attractive about taxable municipal bonds?
Taxable municipal issuance has accounted for roughly 10% of the annual new-issue municipal supply, and in 2018 may total more than $30 billion. Taxable supply is expected to increase as refunding activity shifts from the tax-exempt space.
As record-low interest rates globally spurred a demand for yield, the percentage of taxable municipal bonds held by non-U.S. investors has doubled since 2009. These investors have been drawn by yields that are generally higher than comparable Treasury securities and have default rates and volatility lower than corporate bonds. Taxable municipals also have low correlation to other fixed income sectors as well as equities. For these reasons, among others, the index of taxable municipals outpaced that of the broader municipal market for the 12-month period ended May 31, 2018.
Discuss Trust asset allocation and respective performance for the 12-month period ended May 31, 2018.
The Trust’s asset allocation changed little over the 12-month period. The percentage of the Trust’s long-term investments (excluding cash) that was invested in taxable municipal bonds, Qualified School Construction Bonds (QSCBs), and other taxable municipal securities remained at approximately 90%.
The balance of the Trust’s Managed Assets, equal to approximately 10% of the Trust’s long-term investments, was invested in ABS, bank loans, and high yield corporate bonds, as well as non-taxable municipal securities, such as tax-exempt municipal bonds. This exposure to leveraged credit, including senior floating rate interests and high yield bonds, and to ABS, contributed to Trust performance, as these sectors had good returns over the period with low correlation to the Trust’s core holdings.
Positively influencing the Trust’s return for the period were duration and yield curve positioning, sector allocation, the use of derivatives, and the use of leverage to enhance the Trust’s returns. Performance was driven by favorable security selection and lower interest rate sensitivity than the benchmark. Trust duration and credit quality remained stable over the period, helping manage risk. The Trust continued to focus on A-rated taxable municipals in credit selection. Given increased market volatility and idiosyncratic weakness, the Trust continues to seek attractive risk-adjusted investment opportunities.
The Trust used interest rate swaps during the period primarily as a buffer against potential increases in the Trust’s funding costs. The benefit from the swaps was incidental to the Trust’s performance for the period.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2018

Discuss the Trust’s duration.
The Sub-Adviser employs investment and trading strategies that seek to maintain the leverage-adjusted duration of the Trust’s portfolio to generally less than 10 years. At May 31, 2018, the Trust’s duration was approximately seven years. (Duration is a measure of a bond’s price sensitivity to changes in interest rates, expressed in years, and reflects the weighted average term to maturity of discounted bond cash flow.)
The Sub-Adviser may seek to manage the Trust’s duration in a flexible and opportunistic manner based primarily on then-current market conditions and interest rate levels.
Discuss the Trust’s use of leverage.
Since leverage adds to performance when the cost of leverage is less than the total return generated by investments, the use of leverage contributed to the Trust’s total return based on NAV during the period. The Trust utilizes leverage as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. Leverage will not exceed 33.33% of the Trust’s Managed Assets.
As of May 31, 2018, the Trust’s leverage was approximately 19% of Managed Assets (including the proceeds of leverage), compared with about 22% a year ago. The Trust currently employs leverage through reverse repurchase agreements with three counterparties and a credit facility with a major bank.
There is no guarantee that the Trust’s leverage strategy will be successful. The Trust’s use of leverage may cause the Trust’s NAV and market price of common shares to be more volatile and could magnify the effect of any losses.
Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
The ICE BofA/ML Build America Bond Index is designed to track the performance of U.S. dollar-denominated Build America Bonds publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. market.
Bloomberg Barclays Taxable Municipal Index tracks performance of investment-grade fixed income securities issued by state and local governments whose income is not exempt from tax, issued generally to finance a project or activity that does not meet certain “public purpose/ use” requirements.
The Bloomberg Barclays Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2018

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).
The Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.
The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S.-dollar-denominated leveraged loan market.
The ICE BofA/ML ABS Master BBB-AA Index is a subset of The BofA/ML U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.
The Standard & Poor’s (“S&P 500”) Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of U.S. stock market.
Risks and Other Considerations
Investing involves risk, including the possible loss of principal and fluctuation of value.
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass. These views may differ from views of other investment professionals at Guggenheim and should not be construed as research, investment advice, or a recommendation of any kind regarding the Trust or any issuer or security, do not constitute a solicitation to buy or sell any security and should not be considered specific legal, investment, or tax advice. The information provided does not take into account the specific objectives, financial situation, or particular needs of any specific investor.
The views expressed in this report may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession, and interest rates.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2018

There can be no assurance that the Fund will achieve its investment objectives or that any investment strategies or techniques discussed herein will be effective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown.
Please see guggenheiminvestments.com/gbab for a detailed discussion of the Trust’s risks and considerations.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for, or in connection with, the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax, and/or legal professional regarding your specific situation.

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TRUST SUMMARY (Unaudited)	May 31, 2018

Trust Statistics
Share Price	$21.44
Net Asset Value	$22.69
Discount to NAV	-5.51%
Net Assets ($000)	$395,221

AVERAGE ANNUAL TOTAL RETURNS FOR
THE PERIOD ENDED MAY 31, 2018

				Since
	One	Three	Five	Inception
	Year	Year	Year	(10/28/10)
Guggenheim Taxable Municipal Managed Duration Trust
NAV	3.93%	5.98%	6.35%	9.42%
Market	(1.23%)	6.94%	6.37%	8.31%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses, and all other Trust expenses. The deduction of taxes that a shareholder would pay on Trust distributions or the sale of Trust shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gbab. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

Portfolio Breakdown	% of Net Assets
Municipal Bonds	107.8%
Corporate Bonds	7.1%
Senior Floating Rate Interests	2.7%
Asset-Backed Securities	2.5%
Money Market Fund	1.7%
Common Stocks	0.1%
Total Investments	121.9%
Other Assets & Liabilities, net	(21.9)%
Net Assets	100.0%
Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gbab. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

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TRUST SUMMARY (Unaudited) continued	May 31, 2018

Ten Largest Holdings	% of Total Net Assets
State of West Virginia, Higher Education Policy Commission, Revenue Bonds,
Federally Taxable Build America Bonds 2010, 7.65%	3.6%
New Jersey Turnpike Authority Revenue Bonds, Build America Bonds, 7.10%	3.6%
Dallas, Texas, Convention Center Hotel Development Corporation,
Hotel Revenue Bonds, Taxable Build America Bonds, 7.09%	3.3%
Westchester County Health Care Corporation, Revenue Bonds, Taxable Build
America Bonds, 8.57%	3.3%
School District of Philadelphia, Pennsylvania, General Obligation Bonds,
Series 2011A, Qualified School Construction Bonds - (Federally Taxable –
Direct Subsidy), 6.00%	3.0%
Oakland Unified School District, County of Alameda, California, Taxable
General Obligation Bonds, Election of 2006, Qualified School Construction
Bonds, Series 2012B, 6.88%	2.9%
Los Angeles Department of Water & Power Power System Revenue Revenue
Bonds, Build America Bonds, 7.00%	2.8%
California, General Obligation Bonds, Various Purpose, Taxable Build America Bonds, 7.70%	2.8%
Noblesville Multi-School Building Corporation, Hamilton County, Indiana, Taxable
Unlimited Ad Valorem Property Tax First Mortgage Bonds, Build America Bonds, 6.50%	2.8%
Los Angeles Department of Water & Power Power System Revenue Revenue Bonds,
Build America Bonds, 7.00%	2.7%
Top Ten Total	30.8%
“Ten Largest Holdings” excludes any temporary cash or derivative investments.

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TRUST SUMMARY (Unaudited) continued	May 31, 2018

Portfolio Composition by Quality Rating*
% of Total
Rating	Investments
Fixed Income Instruments
AAA	1.1%
AA	60.9%
A	22.5%
BBB	8.8%
BB	3.4%
B	2.6%
CCC	0.2%
NR**	0.4%
Other Instruments
Money Market Fund	0.1%
Common Stocks	0.0%***
Total Investments	100.0%

*
Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rated securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO ”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.

**	NR securities do not necessarily indicate low credit quality.
***	Less than 0.1%.

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TRUST SUMMARY (Unaudited) continued	May 31, 2018

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SCHEDULE OF INVESTMENTS		May 31, 2018

	Shares	Value
COMMON STOCKS† – 0.1%

Energy – 0.1%
SandRidge Energy, Inc.*	9,731	$ 141,489
Approach Resources, Inc.*,4	22,643	68,155
Total Energy		209,644

Consumer, Non-cyclical – 0.0%
Targus Group International Equity, Inc*,†††,1,2	17,838	46,584

Technology – 0.0%
Aspect Software Parent, Inc.*,†††,1,2	8,816	21,688
Total Common Stocks
(Cost $384,169)		277,916

MONEY MARKET FUND† – 1.7%
Dreyfus Treasury Prime Cash Management Institutional Shares 1.62%[3]	6,830,352	6,830,352
Total Money Market Fund
(Cost $6,830,352)		6,830,352

	Face
	Amount	Value
MUNICIPAL BONDS†† – 107.8%

California – 22.8%
Los Angeles Department of Water & Power Power System Revenue Revenue
Bonds, Build America Bonds[10]
7.00% due 07/01/41[4]	$ 10,000,000	11,169,700
7.00% due 07/01/41	10,000,000	10,795,200
Santa Ana Unified School District, California, General Obligation Bonds,
Federal Taxable Build America Bonds[10]
7.10% due 08/01/40	7,755,000	10,383,247
6.80% due 08/01/30	2,245,000	2,802,231
Oakland Unified School District, County of Alameda, California, Taxable
General Obligation Bonds, Election of 2006, Qualified School Construction
Bonds, Series 2012B
6.88% due 08/01/33[4]	10,000,000	11,291,000
California, General Obligation Bonds, Various Purpose, Taxable
Build America Bonds[10]
7.70% due 11/01/30	10,000,000	11,135,700
Long Beach Unified School District, California, Qualified School Construction
Bonds, Federally Taxable, Election of 2008, General Obligation Bonds
5.91% due 08/01/25	7,500,000	8,430,000
Riverside Community College District General Obligation Unlimited
7.02% due 08/01/40[4]	5,000,000	5,418,950

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 17

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount	Value
MUNICIPAL BONDS†† – 107.8% (continued)

California – 22.8% (continued)
Metropolitan Water District, Southern California, Water Revenue Bonds,
2010 Authorization, Taxable Build America Bonds[10]
6.95% due 07/01/40	$ 5,000,000	$ 5,385,600
Sonoma Valley Unified School District General Obligation Unlimited
7.12% due 08/01/28[4]	3,330,000	3,635,727
California Housing Finance Agency Revenue Bonds
3.66% due 02/01/29	3,000,000	3,002,910
Culver City Redevelopment Agency, California, Taxable Tax Allocations Bonds,
Culver City Redevelopment Project
8.00% due 11/01/20	1,570,000	1,665,048
Monrovia Unified School District, Los Angeles County, California, Election of 2006
General Obligation Bonds, Build America Bonds, Federally Taxable[10]
7.25% due 08/01/28[4]	1,025,000	1,252,488
Cypress Elementary School District (Orange County, California), General Obligation
Bonds, Direct Pay Qualified School Construction Bonds, 2008 Election
6.65% due 08/01/25	660,000	769,534
6.05% due 08/01/21[4]	340,000	362,141
Placentia-Yorba Linda Unified School District (Orange County, California), General
Obligation Bonds, Federally Taxable Direct-Pay Qualified School Construction
Bonds, Election of 2008
5.40% due 02/01/26[4]	1,000,000	1,099,900
Alhambra Unified School District General Obligation Unlimited
6.70% due 02/01/26[4]	500,000	580,815
California State University Revenue Bonds
3.90% due 11/01/47[4]	500,000	499,380
Riverside County Redevelopment Successor Agency Tax Allocation
3.88% due 10/01/37	250,000	240,980
Total California		89,920,551

Washington – 10.1%
Washington State University, Housing and Dining System Revenue Bonds, Taxable
Build America Bonds[10]
7.40% due 04/01/41[4]	6,675,000	9,335,855
7.10% due 04/01/32	3,325,000	4,238,511
Washington State Convention Center Public Facilities District, Lodging Tax Bonds,
Taxable Build America Bonds[10]
6.79% due 07/01/40	5,000,000	6,402,300
Public Hospital District No. 1, King County, Washington, Valley Medical Center,
Hospital Facilities Revenue Bonds
8.00% due 06/15/40[4]	5,800,000	6,228,098
Central Washington University, System Revenue Bonds, 2010, Taxable Build
America Bonds[10]
6.50% due 05/01/30[4]	5,000,000	5,991,300
City of Anacortes Washington Utility System Revenue Revenue Bonds
6.48% due 12/01/30[4]	5,000,000	5,377,200

See notes to financial statements.

18 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount	Value
MUNICIPAL BONDS†† – 107.8% (continued)

Washington – 10.1% (continued)
City of Auburn Washington Utility System Revenue Revenue Bonds
6.40% due 12/01/30[4]	$ 2,000,000	$ 2,140,500
Port of Seattle Washington Revenue Bonds
3.76% due 05/01/36	300,000	293,172
Total Washington		40,006,936

Illinois – 8.8%
Northern Illinois University, Auxiliary Facilities System Revenue Bonds,
Taxable Build America Bonds[10]
8.15% due 04/01/41	5,000,000	5,367,700
7.95% due 04/01/35	4,500,000	4,840,920
Chicago, Illinois, Second Lien Wastewater Transmission Revenue Project Bonds,
Taxable Build America Bonds[10]
6.90% due 01/01/40[4]	5,100,000	6,545,493
Illinois, General Obligation Bonds, Taxable Build America Bonds[10]
7.35% due 07/01/35	5,000,000	5,532,050
Chicago, Illinois, Second Lien Water Revenue Bonds, Taxable Build America Bonds[10]
6.74% due 11/01/40	2,990,000	3,801,336
Southwestern Illinois Development Authority Revenue Bonds
7.23% due 10/15/35[4]	3,000,000	3,205,110
Southwestern Illinois, Development Authority, Taxable Local Government, Program
Revenue Bonds, Flood Prevention District Project, Build America Bonds[10]
7.03% due 04/15/32	2,000,000	2,129,160
Chicago, Illinois, Board of Education, Unlimited Tax General Obligation Bonds,
Dedicated Revenues, Taxable Build America Bonds[10]
6.52% due 12/01/40[4]	2,000,000	1,897,220
State of Illinois General Obligation Unlimited
6.63% due 02/01/35	930,000	988,832
6.73% due 04/01/35	200,000	210,992
Chicago Board of Education General Obligation Unlimited, Build America Bonds[10]
6.14% due 12/01/39[4]	195,000	183,357
Total Illinois		34,702,170

Pennsylvania – 6.4%
School District of Philadelphia, Pennsylvania, General Obligation Bonds,
Series 2011A, Qualified School Construction Bonds – (Federally Taxable –
Direct Subsidy)
6.00% due 09/01/30[4]	10,330,000	11,951,810
Pittsburgh, Pennsylvania, School District, Taxable Qualified School Construction Bonds
6.85% due 09/01/29[4]	6,870,000	8,355,912
Lebanon Authority, Pennsylvania, Sewer Revenue Bonds, Taxable Build America Bonds[10]
7.14% due 12/15/35[4]	4,865,000	5,117,202
Total Pennsylvania		25,424,924

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount	Value
MUNICIPAL BONDS†† – 107.8% (continued)

New Jersey – 6.3%
New Jersey Turnpike Authority Revenue Bonds, Build America Bonds[10]
7.10% due 01/01/41	$ 10,000,000	$ 14,120,400
Camden County Improvement Authority Revenue Bonds, Build America Bonds[10]
7.75% due 07/01/34	8,000,000	8,584,400
7.85% due 07/01/35[4]	2,000,000	2,147,220
Total New Jersey		24,852,020

New York – 6.2%
Westchester County Health Care Corporation, Revenue Bonds, Taxable
Build America Bonds[10]
8.57% due 11/01/40[4]	10,000,000	13,015,200
Metropolitan Transportation Authority, New York, Transportation Revenue Bonds,
Taxable Build America Bonds[10]
6.55% due 11/15/31	5,000,000	6,205,050
7.13% due 11/15/30	5,000,000	5,480,400
Total New York		24,700,650

Texas – 6.1%
Dallas, Texas, Convention Center Hotel Development Corporation, Hotel Revenue
Bonds, Taxable Build America Bonds[10]
7.09% due 01/01/42	10,000,000	13,217,800
El Paso, Texas, Combination Tax and Revenue Certification of Obligation, Taxable
Build America Bonds[10]
6.70% due 08/15/36[4]	10,000,000	10,750,300
Total Texas		23,968,100

Michigan – 5.9%
Detroit City School District General Obligation Unlimited, Build America Bonds[10]
6.85% due 05/01/40[4]	5,000,000	5,253,100
7.75% due 05/01/39[4]	2,640,000	3,661,970
Whitehall District Schools, Muskegon County, Michigan, 2010 School Building and
Site Bonds, General Obligation, Unlimited Tax Bonds, Taxable Qualified
School Construction Bonds
6.10% due 05/01/26[4]	2,500,000	2,654,350
6.50% due 05/01/29[4]	2,000,000	2,126,600
Fraser Public School District, Macomb County, Michigan, General Obligation Federally
Taxable School Construction Bonds, 2011 School Building and Site Bonds
6.05% due 05/01/26[4]	3,000,000	3,238,560
Detroit, Michigan, School District, School Building and Site Bonds, Unlimited Tax General
Obligation Bonds, Taxable Qualified School Construction Bonds
6.65% due 05/01/29[4]	2,640,000	3,187,747
City of Detroit Michigan Water Supply System Revenue Bonds
5.00% due 07/01/41	1,555,000	1,637,711
Oakridge, Michigan, Public Schools, Unlimited Tax General Obligation Bonds
6.75% due 05/01/26[4]	1,000,000	1,048,400

See notes to financial statements.

20 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount	Value
MUNICIPAL BONDS†† – 107.8% (continued)

Michigan – 5.9% (continued)
Comstock Park Public Schools General Obligation Unlimited
6.30% due 05/01/26[4]	$ 415,000	$ 451,587
Total Michigan		23,260,025

Indiana – 5.9%
Noblesville Multi-School Building Corporation, Hamilton County, Indiana, Taxable
Unlimited Ad Valorem Property Tax First Mortgage Bonds, Build America Bonds[10]
6.50% due 01/15/21	10,000,000	10,887,900
Evansville-Vanderburgh School Building Corp. Revenue Bonds, Build America Bonds[10]
6.50% due 01/15/30[4]	8,690,000	9,294,563
County of Knox Indiana Revenue Bonds, Build America Bonds[10]
5.90% due 04/01/34[4]	2,920,000	2,981,758
Total Indiana		23,164,221

Florida – 4.0%
County of Miami-Dade Florida Transit System Revenue Bonds, Build America Bonds[10]
6.91% due 07/01/39[4]	10,000,000	10,468,800
Orlando, Florida, Community Redevelopment Agency, Taxable Tax Increment
Revenue Build America Bonds[10]
7.78% due 09/01/40[4]	5,000,000	5,502,850
Total Florida		15,971,650

West Virginia – 3.6%
State of West Virginia, Higher Education Policy Commission, Revenue Bonds,
Federally Taxable Build America Bonds 2010[10]
7.65% due 04/01/40[4]	10,000,000	14,212,400

Colorado – 2.9%
Colorado, Building Excellent Schools Today, Certificates of Participation, Taxable
Build America Bonds[10]
7.02% due 03/15/31[4]	7,500,000	8,242,275
Colorado, Building Excellent Schools Today, Certificates of Participation, Taxable
Qualified School Construction
6.82% due 03/15/28[4]	2,500,000	3,095,050
Total Colorado		11,337,325

Vermont – 2.6%
Vermont State Colleges, Revenue Bonds, Taxable Build America Bonds[10]
7.21% due 07/01/40[4]	7,500,000	8,099,025
6.10% due 07/01/25[4]	2,155,000	2,310,957
Total Vermont		10,409,982

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount	Value
MUNICIPAL BONDS†† – 107.8% (continued)

Alabama – 2.6%
Alabama State University, General Tuition and Fee Revenue Bonds, Taxable Direct-
Pay Build America Bonds[10]
7.20% due 09/01/38[4]	$ 5,000,000	$ 5,188,750
7.10% due 09/01/35[4]	3,000,000	3,115,050
7.25% due 09/01/40[4]	2,000,000	2,075,120
Total Alabama		10,378,920

Ohio – 2.6%
American Municipal Power, Inc., Combined Hydroelectric Projects Revenue Bonds,
New Clean Renewable Energy Bonds
7.33% due 02/15/28[4]	5,000,000	6,189,300
Madison Local School District, Richland County, Ohio, School Improvement,
Taxable Qualified School Construction Bonds
6.65% due 12/01/29[4]	2,500,000	2,688,050
Toronto City School District, Ohio, Qualified School Construction Bonds
General Obligation Bonds
7.00% due 12/01/28	1,230,000	1,269,385
Total Ohio		10,146,735

Nevada – 2.5%
Nevada System of Higher Education University, Revenue Bonds, Build America Bonds[10]
7.90% due 07/01/40	5,050,000	5,579,392
7.60% due 07/01/30	1,500,000	1,648,215
Clark County, Nevada, Airport Revenue Bonds, Build America Bonds[10]
6.88% due 07/01/42[4]	1,425,000	1,489,096
Las Vegas Valley Water District, Nevada, Limited Tax General Obligation Water Bonds,
Taxable Build America Bonds[10]
7.10% due 06/01/39[4]	1,200,000	1,252,032
Total Nevada		9,968,735

Louisiana – 2.3%
Orleans Parish, School Board of the Parish of Orleans, Louisiana
4.40% due 02/01/21[4]	8,000,000	8,224,160
Tangipahoa Parish Hospital Service District No. 1, Louisiana, Taxable Hospital Revenue
Bonds, North Oaks Health System Project, Build America Bonds[10]
7.20% due 02/01/42[4]	1,055,000	1,096,957
Total Louisiana		9,321,117

Mississippi – 1.9%
Medical Center Educational Building Corporation, Taxable Build America Bonds, University of
Mississippi Medical Center Facilities Expansion and Renovation Project[10]
6.84% due 06/01/35	5,000,000	5,350,000

See notes to financial statements.

22 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount	Value
MUNICIPAL BONDS†† – 107.8% (continued)

Mississippi – 1.9% (continued)
Mississippi, Hospital Equipment and Facilities Authority, Taxable Build America
Revenue Bonds, Forrest County General Hospital Project[10]
7.27% due 01/01/32	$ 1,000,000	$ 1,057,350
7.39% due 01/01/40[4]	905,000	956,657
Total Mississippi		7,364,007

South Carolina – 1.6%
County of Horry South Carolina Airport Revenue Revenue Bonds, Build America Bonds[10]
7.33% due 07/01/40	5,000,000	6,261,650

Georgia – 1.4%
Georgia Municipal Association, Inc., Certificates of Participation, DeKalb County
Public Schools Project
5.21% due 12/01/22[4]	5,000,000	5,385,350

South Dakota – 0.9%
City of Pierre South Dakota Electric Revenue Revenue Bonds
7.50% due 12/15/40	3,490,000	3,629,775

Puerto Rico – 0.2%
Puerto Rico Electric Power Authority Revenue Bonds
2.07% (3 Month USD LIBOR + 0.52%) due 07/01/29[5]	1,000,000	875,000

Oklahoma – 0.2%
Oklahoma Development Finance Authority Revenue Bonds
5.45% due 08/15/28	700,000	738,045

District of Columbia – 0.0%
Washington Convention & Sports Authority Revenue Bonds
4.31% due 10/01/40	100,000	101,683
Total Municipal Bonds
(Cost $371,835,943)		426,101,971

CORPORATE BONDS†† – 7.1%
Financial – 2.5%
Central Storage Safety Project Trust
4.82% due 02/01/38[6]	7,000,000	7,254,230
Assurant, Inc.
6.99% due 03/27/48[8]	2,000,000	2,055,405
FBM Finance, Inc.
8.25% due 08/15/21[7]	150,000	157,020
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.25% due 08/15/24[7]	125,000	123,125
Camp Pendleton & Quantico Housing LLC
5.94% due 10/01/43[7]	100,000	116,695
Total Financial		9,706,475

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount	Value
CORPORATE BONDS†† – 7.1% (continued)

Consumer, Non-cyclical – 1.7%
Kaiser Foundation Hospitals
4.15% due 05/01/47	$ 1,800,000	$ 1,835,231
Tufts Medical Center, Inc.
7.00% due 01/01/38	1,500,000	1,823,089
Valeant Pharmaceuticals International, Inc.
6.50% due 03/15/22[7]	1,000,000	1,039,200
Avantor, Inc.
6.00% due 10/01/24[7]	1,000,000	995,000
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22	250,000	254,375
WEX, Inc.
4.75% due 02/01/23[7]	250,000	250,625
ADT Corp.
6.25% due 10/15/21[4]	200,000	206,000
Total Consumer, Non-cyclical		6,403,520

Communications – 1.3%
Level 3 Financing, Inc.
5.37% due 01/15/24	1,661,000	1,619,475
5.38% due 05/01/25	572,000	553,410
Sprint Communications, Inc.
7.00% due 03/01/20[7]	900,000	940,725
9.00% due 11/15/18[7]	56,000	57,355
DISH DBS Corp.
5.87% due 11/15/24	1,050,000	872,498
T-Mobile USA, Inc.
6.00% due 04/15/24[4]	500,000	519,400
MDC Partners, Inc.
6.50% due 05/01/24[7]	500,000	442,500
Zayo Group LLC / Zayo Capital, Inc.
6.38% due 05/15/25	100,000	101,375
CSC Holdings LLC
5.25% due 06/01/24	100,000	94,520
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.87% due 05/15/24[7]	100,000	93,500
Total Communications		5,294,758

Energy – 1.2%
EQT Corp.
8.13% due 06/01/19	1,200,000	1,258,057
4.88% due 11/15/21	250,000	259,436
Comstock Resources, Inc.
10.00% due 03/15/20	1,100,000	1,152,250

See notes to financial statements.

24 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount	Value
CORPORATE BONDS†† – 7.1% (continued)

Energy – 1.2% (continued)
Antero Resources Corp.
5.63% due 06/01/23[4]	$ 600,000	$ 609,000
5.38% due 11/01/21[4]	100,000	101,050
Husky Energy, Inc.
3.95% due 04/15/22	250,000	253,738
4.00% due 04/15/24	195,000	196,324
Sabine Pass Liquefaction LLC
5.63% due 02/01/21[4]	300,000	314,548
Buckeye Partners, LP
4.35% due 10/15/24	250,000	248,665
Cheniere Corpus Christi Holdings LLC
7.00% due 06/30/24	100,000	109,501
DCP Midstream Operating, LP
5.35% due 03/15/20[7]	100,000	102,500
Schahin II Finance Co. SPV Ltd.
5.88% due 09/25/22[6,9]	651,500	91,210
Total Energy		4,696,279

Consumer, Cyclical – 0.2%
Titan International, Inc.
6.50% due 11/30/23[7]	850,000	854,250
Mattel, Inc.
6.75% due 12/31/25[7]	100,000	97,405
Total Consumer, Cyclical		951,655

Industrial – 0.2%
Dynagas LNG Partners Limited Partnership / Dynagas Finance, Inc.
6.25% due 10/30/19	800,000	806,000

Technology – 0.0%
Infor US, Inc.
6.50% due 05/15/22	200,000	203,250

Basic Materials – 0.0%
Mirabela Nickel Ltd.
9.50% due 06/24/19[9]	96,316	21,190
Total Corporate Bonds
(Cost $27,498,659)		28,083,127

SENIOR FLOATING RATE INTERESTS††,5 – 2.7%
Technology – 1.4%
EIG Investors Corp.
6.32% ((1 Month USD LIBOR + 4.00%) and (3 Month USD LIBOR + 4.00%))
due 02/09/23	2,327,743	2,336,472
TIBCO Software, Inc.
5.49% (1 Month USD LIBOR + 3.50%) due 12/04/20	677,403	679,266

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount	Value
SENIOR FLOATING RATE INTERESTS††,5 – 2.7% (continued)

Technology – 1.4% (continued)
Lytx, Inc.
8.73% (1 Month USD LIBOR + 6.75%) due 08/31/23†††,1	$ 576,981	$ 564,495
Advanced Computer Software
7.83% (3 Month USD LIBOR + 5.50%) due 03/18/22	480,955	480,955
Aspect Software, Inc.
12.56% (2 Month USD LIBOR + 10.50%) due 05/25/20[2]	426,639	407,654
Misys Ltd.
5.81% (3 Month USD LIBOR + 3.50%) due 06/13/24	347,375	341,643
First Data Corp.
3.97% (1 Month USD LIBOR + 2.00%) due 04/26/24	233,089	232,923
Quorum Business Solutions
7.11% (3 Month USD LIBOR + 4.75%) due 08/07/21	205,088	203,037
Jaggaer
5.98% (1 Month USD LIBOR + 4.00%) due 12/28/24	149,625	149,251
Total Technology		5,395,696

Communications – 0.4%
TVC Albany, Inc.
6.30% (3 Month USD LIBOR + 4.00%) due 09/18/24	563,718	564,422
Mcgraw-Hill Global Education Holdings LLC
5.98% (1 Month USD LIBOR + 4.00%) due 05/04/22	347,447	337,893
Market Track LLC
6.55% (3 Month USD LIBOR + 4.25%) due 06/05/24	248,125	248,125
Houghton Mifflin Co.
4.98% (1 Month USD LIBOR + 3.00%) due 05/28/21	247,204	229,282
Total Communications		1,379,722

Consumer, Non-cyclical – 0.3%
Springs Industries, Inc.
8.48% (1 Month USD LIBOR + 6.50%) due 06/01/21†††,1	491,250	491,250
BCPE Eagle Buyer LLC
6.23% (1 Month USD LIBOR + 4.25%) due 03/18/24	298,492	284,314
American Tire Distributors, Inc.
6.23% (1 Month USD LIBOR + 4.25%) due 09/01/21	288,909	250,508
Certara, Inc.
5.80% (3 Month USD LIBOR + 3.50%) due 08/15/24	182,716	183,173
Targus Group International, Inc.
15.00% (1 Month USD LIBOR + 11.50%) due 05/24/16†††,1,2,9	213,492	–
Total Consumer, Non-cyclical		1,209,245

Consumer, Cyclical – 0.3%
Accuride Corp.
7.55% (3 Month USD LIBOR + 5.25%) due 11/17/23	616,173	620,795

See notes to financial statements.

26 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount	Value
SENIOR FLOATING RATE INTERESTS††,5 – 2.7% (continued)

Consumer, Cyclical – 0.3% (continued)
Sears Roebuck Acceptance Corp.
6.42% (1 Month USD LIBOR + 4.50%) due 01/18/19	$ 166,289	$ 165,320
MX Holdings US, Inc.
4.48% (1 Month USD LIBOR + 2.50%) due 08/14/23	146,284	146,466
LegalZoom.com, Inc.
6.45% (1 Month USD LIBOR + 4.50%) due 11/21/24	99,750	100,498
Total Consumer, Cyclical		1,033,079

Utilities – 0.1%
MRP Generation Holding
9.30% (3 Month USD LIBOR + 7.00%) due 10/18/22	295,500	275,923
Bhi Investments LLC
6.80% (3 Month USD LIBOR + 4.50%) due 08/28/24	199,000	197,010
Total Utilities		472,933

Financial – 0.1%
Jane Street Group LLC
5.73% (1 Month USD LIBOR + 3.75%) due 08/25/22	395,000	398,456

Basic Materials – 0.1%
GrafTech Finance, Inc.
5.42% (1 Month USD LIBOR + 3.50%) due 02/12/25	200,000	200,500

Energy – 0.0%
PSS Companies
6.34% (3 Month USD LIBOR + 4.50%) due 01/28/20	191,843	188,966

Industrial – 0.0%
Imagine Print Solutions LLC
7.06% (3 Month USD LIBOR + 4.75%) due 06/21/22	198,000	178,200
Total Senior Floating Rate Interests
(Cost $10,589,489)		10,456,797

ASSET-BACKED SECURITIES†† – 2.5%

Collateralized Loan Obligations – 2.3%
FDF I Ltd.
2015-1A, 7.50% due 11/12/30[7]	1,000,000	999,996
Venture XX CLO Ltd.
2015-20A, 8.65% (3 Month USD LIBOR + 6.30%) due 04/15/27[5,7]	900,000	878,357
Cent CLO Ltd.
2014-21A, 5.87% (3 Month USD LIBOR + 3.50%) due 07/27/26[5,7]	600,000	601,250
Eaton Vance CLO Ltd.
2014-1A, 7.37% (3 Month USD LIBOR + 5.03%) due 07/15/26[5,7]	600,000	588,440

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount	Value
ASSET-BACKED SECURITIES†† – 2.5% (continued)

Collateralized Loan Obligations – 2.3% (continued)

KVK CLO Ltd.
2014-2A, 7.10% (3 Month USD LIBOR + 4.75%) due 07/15/26[5,7]	$ 300,000	$ 281,966
2013-2A, 6.00% (3 Month USD LIBOR + 3.65%) due 01/15/26[5,7]	250,000	250,379
OHA Credit Partners VIII Ltd.
2013-8A, 6.76% (3 Month USD LIBOR + 4.40%) due 04/20/25[5,7]	275,000	272,651
2013-8A, 5.86% (3 Month USD LIBOR + 3.50%) due 04/20/25[5,7]	250,000	250,442
Ocean Trails CLO V
2014-5A, 7.69% (3 Month USD LIBOR + 5.35%) due 10/13/26[5,7]	500,000	499,105
NewMark Capital Funding CLO Ltd.
2014-2A, 7.10% (3 Month USD LIBOR + 4.80%) due 06/30/26[5,7]	500,000	498,256
WhiteHorse X Ltd.
2015-10A, 7.65% (3 Month USD LIBOR + 5.30%) due 04/17/27[5,7]	500,000	483,483
WhiteHorse VIII Ltd.
2014-1A, 6.91% (3 Month USD LIBOR + 4.55%) due 05/01/26[5,7]	500,000	477,939
Flatiron CLO Ltd.
2013-1A, 7.70% (3 Month USD LIBOR + 5.35%) due 01/17/26[5,7]	400,000	389,921
Regatta IV Funding Ltd.
2014-1A, 7.30% (3 Month USD LIBOR + 4.95%) due 07/25/26[5,7]	300,000	301,014
Octagon Investment Partners XX Ltd.
2014-1A, 7.61% (3 Month USD LIBOR + 5.25%) due 08/12/26[5,7]	250,000	251,185
Octagon Investment Partners XXI Ltd.
2014-1A, 8.96% (3 Month USD LIBOR + 6.60%) due 11/14/26[5,7]	250,000	250,915
Staniford Street CLO Ltd.
2014-1A, 5.62% (3 Month USD LIBOR + 3.50%) due 06/15/25[5,7]	250,000	250,223
Jamestown CLO III Ltd.
2013-3A, 6.94% (3 Month USD LIBOR + 4.60%) due 01/15/26[5,7]	250,000	250,209
Adams Mill CLO Ltd.
2014-1A, 7.35% (3 Month USD LIBOR + 5.00%) due 07/15/26[5,7]	250,000	249,547
Mountain Hawk II CLO Ltd.
2013-2A, 5.51% (3 Month USD LIBOR + 3.15%) due 07/22/24[5,7]	250,000	248,495
BNPP IP CLO Ltd.
2014-2A, 7.61% (3 Month USD LIBOR + 5.25%) due 10/30/25[5,7]	250,000	242,872
Avery Point V CLO Ltd.
2014-5A, 6.20% (3 Month USD LIBOR + 4.90%) due 07/17/26[5,7]	250,000	242,245
AIMCO CLO
2014-AA, 6.55% (3 Month USD LIBOR + 5.25%) due 07/20/26[5,7]	250,000	238,675
Total Collateralized Loan Obligations		8,997,565

Collateralized Debt Obligations – 0.2%
N-Star REL CDO VIII Ltd.
2006-8A, 1.59% (1 Month USD LIBOR + 0.36%) due 02/01/41[4,5,7]	797,905	793,469
Pasadena CDO Ltd.
2002-1A, 3.05% (3 Month USD LIBOR + 0.85%) due 06/19/37[5,7]	43,511	43,376

See notes to financial statements.

28 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount	Value
ASSET-BACKED SECURITIES†† – 2.5% (continued)

Collateralized Debt Obligations – 0.2% (continued)
Diversified Asset Securitization Holdings II, LP
2000-1X, 2.61% (3 Month USD LIBOR + 0.49%) due 09/15/35[5]	$ 2,265	$ 2,261
Total Collateralized Debt Obligations		839,106

Whole Business – 0.0%
Icon Brand Holdings LLC
2012-1A, 4.23% due 01/25/43[7]	152,549	144,013

Transport-Aircraft – 0.0%
Raspro Trust
2005-1A, 2.60% (3 Month USD LIBOR + 0.40%) due 03/23/24[4,5,7]	21,240	21,114
Total Asset-Backed Securities
(Cost $8,284,564)		10,001,798
Total Investments – 121.9%
(Cost $425,423,176)		$ 481,751,961
Other Assets & Liabilities, net – (21.9)%		(86,531,126)
Total Net Assets – 100.0%		$ 395,220,835

CENTRALLY CLEARED INTEREST RATE SWAP AGREEMENTS††
	Floating	Floating
	Rate	Rate	Fixed	Payment	Maturity	Notional	Market	Unrealized
Counterparty Exchange	Type	Index	Rate	Frequency	Date	Amount	Value	Gain (Loss)
Bank of America CME	Receive	3-Month-USD-LIBOR	1.64%	Quarterly	10/16/19	$(57,000,000)	$729,815	$729,815
Merrill Lynch
Bank of America CME	Receive	3-Month-USD-LIBOR	1.46%	Quarterly	10/17/19	(25,000,000)	383,429	383,429
Merrill Lynch
								$1,113,244

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	Security was fair valued by the Valuation Committee at May 31, 2018. The total market value of fair valued securities amounts to $1,124,017, (cost $1,523,378) or 0.3% of total net assets.
2	Affiliated issuer.
3	Rate indicated is the 7 day yield as of May 31, 2018.
4	All or a portion of these securities have been physically segregated in connection with borrowings, unfunded loan commitments, and reverse repurchase agreements. As of May 31, 2018, the total value of securities segregated was $190,872,979.
5	Variable rate security. Rate indicated is the rate effective at May 31, 2018. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS continued	May 31, 2018

6	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $7,345,440 (cost $7,789,035), or 1.9% of total net assets — See Note 12.
7	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section
4(a)(2) securities is $15,269,437 (cost $13,504,407), or 3.9% of total net assets.
8	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
9	Security is in default of interest and/or principal obligations.
10	Taxable municipal bond issued as part of the Build America Bond program.

CME	Chicago Mercantile Exchange
LIBOR	London Interbank Offered Rate
USD	United States Dollar

See Sector Classification in Other Information section.
The following table summarizes the inputs used to value the Trust’s investments at May 31, 2018 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Assets)	Quoted Prices	Inputs	Inputs	Total
Asset-Backed Securities	$ –	$ 10,001,798	$ –	$ 10,001,798
Common Stocks	209,644	–	68,272	277,916
Corporate Bonds	–	28,083,127	–	28,083,127
Interest Rate Swap Agreements*	–	1,113,244	–	1,113,244
Money Market Fund	6,830,352	–	–	6,830,352
Municipal Bonds	–	426,101,971	–	426,101,971
Senior Floating Rate Interests	–	9,401,052	1,055,745	10,456,797
Total Assets	$ 7,039,996	$ 474,701,192	$ 1,124,017	$ 482,865,205

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Liabilities)	Quoted Prices	Inputs	Inputs	Total
Unfunded Loan Commitments (Note 11)	$ —	$ —	$ 177,330	$ 177,330
* Interest rate swap agreements are reported as unrealized gain/loss at period end.
Please refer to the Schedule of Investments for a breakdown of investment type by industry category.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of May 31, 2018, reverse repurchase agreements of $50,513,514 are categorized as Level 2 within the disclosure hierarchy.
See notes to financial statements.

30 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2018

The following is a summary of the significant unobservable input used in the fair valuation of assets and liabilities categorized within the Level 3 of the fair value hierarchy:

Ending Balance at		Valuation	Unobservable	Input	Weighted
Category	May 31, 2018	Technique	Inputs	Range	Average
Assets:
Common Stocks	$ 68,272	Enterprise Value	Valuation Multiple	6.6x-8.3x	7.1x
Senior Floating Rate Interests	564,495	Yield Analysis	Yield	9.3%	—
Senior Floating Rate Interests	491,250	Model Price	Market Comparable Yield	5.8%	—
Total Assets	$1,124,017
Liabilities:
Unfunded Loan Commitments	$ 177,330	Model Price	Purchase Price	—	—

Significant changes in yield, market comparable yield or valuation multiple would generally result in significant changes in the fair value of the security.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the year ended May 31, 2018, there were no transfers between levels.
Summary of Fair Value of Level 3 Activity
Following is a reconciliation of Level 3 assets and liabilities for which significant unobservable inputs were used to determine fair value for the year ended May 31, 2018:
LEVEL 3 – Fair Value measurement using significant unobservable inputs
	Assets			Liabilities
	Senior
	Floating			Unfunded
	Rate	Common	Total	Loan
	Interests	Stocks	Assets	Commitments
Beginning Balance	$ 3,542,188	$ 159,631	$ 3,701,819	$ (67,375)
Purchases/(Receipts)	569,124	–	569,124	(225,008)
(Sales, maturities and paydowns)/Fundings	(3,009,596)	(1,397)	(3,010,993)	–
Total realized gains or (losses) included in earnings	(39,756)	(124,088)	(163,844)	–
Total change in unrealized appreciation (depreciation)
included in earnings	(6,215)	34,126	27,911	115,053
Ending Balance	$ 1,055,745	$ 68,272	$ 1,124,017	$(177,330)
Net Change in unrealized appreciation (depreciation)
for investments in securities still held at
May 31, 2018	$ (1,579)	$ (90,481)	$ (92,060)	$ 115,053

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 31

SCHEDULE OF INVESTMENTS continued	May 31, 2018

Affiliated Transactions
The Trust had the following transactions with affiliated funds during the year ended May 31, 2018:

				Realized	Change in		Shares/
	Value			Gain	Unrealized	Value	Face Amount	Investment
Security Name	05/31/17	Additions	Reductions	(Loss)	Gain (Loss)	05/31/18	05/31/18	Income
Common Stocks
Aspect Software
Parent, Inc.[1]	$ 131,983	$ –	$ –	$ –	$ (110,295)	$ 21,688	8,816	$ –
Targus Group International
Equity, Inc.[1]	27,623	–	(1,398)	544	19,815	46,584	17,838	–
Senior Floating Rate Interests
Aspect Software, Inc.,
12.56% (2 Month
USD LIBOR + 10.50%)
due 05/25/20[3]	436,698	–	(11,153)	–	(17,891)	407,654	426,639	51,194
Targus Group
International, Inc.
15.00% due 12/31/19	88,167	4,655	(97,938)	–	5,116	–	–	4,329
Targus Group International, Inc.
15.00% (1 Month USD
LIBOR + 11.50%)
due 05/24/16[1,2,3]	–	–	–	–	–	–	213,492	–
	$ 684,471	$4,655	$(110,489)	$544	$ (103,255)	$ 475,926		$ 55,523

1 Security was fair valued by the Valuation Committee at May 31, 2018. The total market value of fair valued securities amounts to $68,272, (cost $266,214) or less than 0.1% of total net assets.
2 Security is in default of interest and/or principal obligations.
3 Variable rate security. Rate indicated is the rate effective at May 31, 2018. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

See notes to financial statements.

32 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	May 31, 2018

ASSETS:
Investments in unaffiliated issuers, at value (cost $424,521,241)	$481,276,035
Investments in affiliated issuers, at value (cost $901,935)	475,926
Cash	281,220
Restricted cash	188,779
Variation margin on swap agreements	30,795
Prepaid expenses	525
Receivables:
Interest	8,300,852
Investments sold	577,697
Total assets	491,131,829
LIABILITIES:
Reverse repurchase agreements	50,513,514
Borrowings	44,509,544
Unfunded loan commitments, at value (Note 11) (Commitment fees received $312,664)	177,330
Payable for:
Investments purchased	300,000
Investment advisory fees	254,750
Trustees’ fees and expenses*	18,442
Other liabilities	137,414
Total liabilities	95,910,994
NET ASSETS	$395,220,835
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares authorized,
17,416,307 shares issued and outstanding	$174,163
Additional paid-in capital	330,684,627
Undistributed net investment income	5,495,772
Accumulated net realized gain on investments	1,288,910
Net unrealized appreciation on investments	57,577,363
NET ASSETS	$395,220,835
Shares outstanding ($0.01 par value with unlimited amount authorized)	17,416,307
Net asset value	$22.69
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 33

STATEMENT OF OPERATIONS	May 31, 2018
For the Year Ended May 31, 2018

INVESTMENT INCOME:
Interest from securities of unaffiliated issuers	$32,423,205
Interest from securities of affiliated issuers	55,523
Total investment income	32,478,728
EXPENSES:
Investment advisory fees	3,073,155
Interest expense	2,648,469
Excise tax expense	196,427
Professional fees	178,103
Trustees’ fees and expenses*	135,760
Fund accounting fees	131,144
Administration fees	116,786
Printing fees	63,934
Custodian fees	27,813
Registration and filing fees	23,725
Transfer agent fees	18,494
Insurance	11,191
Miscellaneous	3,802
Total expenses	6,628,803
Net investment income	25,849,925
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,127,309
Investments in affiliated issuers	544
Swap agreements	(67,569)
Net realized gain	2,060,284
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(13,287,283)
Investments in affiliated issuers	(103,255)
Swap agreements	1,197,929
Net change in unrealized appreciation (depreciation)	(12,192,609)
Net realized and unrealized loss	(10,132,325)
Net increase in net assets resulting from operations	$15,717,600
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

34 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	May 31, 2018

	Year Ended	Year Ended
	May 31, 2018	May 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$25,849,925	$27,652,102
Net realized gain on investments	2,060,284	2,111,332
Net change in unrealized appreciation (depreciation)
on investments	(12,192,609)	(2,876,343)
Net increase in net assets resulting from operations	15,717,600	26,887,091
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(23,544,443)	(26,927,004)
Capital gains	(2,732,584)	—
Total distributions to shareholders	(26,277,027)	(26,927,004)
Net decrease in net assets	(10,559,427)	(39,913)
NET ASSETS:
Beginning of year	405,780,262	405,820,175
End of year	$395,220,835	$405,780,262
Undistributed net investment income at end of year	$5,495,772	$1,495,242

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 35

STATEMENT OF CASH FLOWS	May 31, 2018
For the Year Ended May 31, 2018

Cash Flows from Operating Activities:
Net Increase in net assets resulting from operations	$15,717,600
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	13,390,538
Net realized gain on investments	(2,127,853)
Net accretion of bond discount and amortization of bond premium	(2,617,779)
Purchase of long-term investments	(38,886,406)
Proceeds from sale of long-term investments	45,372,164
Paydowns received on mortgage and asset backed securities	20,390,456
Net purchases of short-term investments	(5,442,414)
Corporate actions and other payments	20,496
Decrease in variation margin on swap agreements	43,540
Decrease in interest receivable	269,205
Increase in investments sold receivable	(511,572)
Increase in prepaid expenses	(525)
Decrease in other assets	867
Commitment fees received and repayments of unfunded commitments	225,008
Decrease in investment advisory fees payable	(12,801)
Increase in investments purchased payable	300,000
Decrease in interest due on borrowings	(108,357)
Increase in trustees’ fees and expenses payable	8,574
Decrease in other liabilities	(26,493)
Net Cash Provided by Operating and Investing Activities	$46,004,248
Cash Flows From Financing Activities:
Distributions to common shareholders	(26,277,027)
Proceeds from reverse repurchase agreements	172,185,212
Payments made on reverse repurchase agreements	(189,379,378)
Proceeds from borrowings	7,000,000
Payments made on borrowings	(10,000,000)
Net Cash Used in Financing Activities	(46,471,193)
Net decrease in cash	(466,945)
Cash at Beginning of Period (including restricted cash)	936,944
Cash at End of Period (including restricted cash)	$469,999
Supplemental Disclosure of Cash Flow Information: Cash paid during the period
for interest	$2,748,479
Supplemental Disclosure of Non Operating Activity: Additional principal received
on payment-in-kind bonds	$4,655

See notes to financial statements.

36 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS	May 31, 2018

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2018	May 31, 2017	May 31, 2016	May 31, 2015	May 31, 2014
Per Share Data:
Net asset value, beginning of period	$23.30	$23.30	$23.35	$23.26	$23.61
Income from investment operations:
Net investment income(a)	1.48	1.59	1.48	1.48	1.63
Net gain (loss) on investments (realized and unrealized)	(0.58)	(0.04)	0.13	0.27	(0.32)
Total from investment operations	0.90	1.55	1.61	1.75	1.31
Less distributions from:
Net investment income	(1.35)	(1.55)	(1.64)	(1.48)	(1.60)
Capital gains	(0.16)	—	(0.02)	(0.18)	(0.06)
Total distributions to shareholders	(1.51)	(1.55)	(1.66)	(1.66)	(1.66)
Net asset value, end of period	$22.69	$23.30	$23.30	$23.35	$23.26
Market value, end of period	$21.44	$23.23	$22.28	$21.64	$21.69
Total Return(b)
Net asset value	3.93%	6.81%	7.25%	7.64%	6.15%
Market value	(1.23%)	11.62%	10.95%	7.52%	3.54%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$395,221	$405,780	$405,820	$406,668	$405,039
Ratio to average net assets of:
Total expenses, including interest expense(c)	1.65%	1.54%	1.38%	1.32%	1.35%
Net investment income, including interest expense	6.42%	6.80%	6.47%	6.26%	7.37%
Portfolio turnover rate	8%	6%	7%	11%	10%
Senior Indebtedness
Borrowings – committed facility agreement (in thousands)	$44,510	$47,509	$89,686	$35,510	$30,964
Asset coverage per $1,000 of borrowings(d)	$11,014	$10,966	$9,030	$14,993	$16,953
Reverse repurchase agreements (in thousands)(e)	$50,514	$67,708	$61,710	$90,202	$88,923
Total borrowings and reverse repurchase agreements
outstanding (in thousands)	$95,023	$115,217	$151,396	$125,712	$119,887
Asset coverage per $1,000 of total indebtedness(f)	$5,159	$4,522	$3,681	$4,235	$4,379

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 37

FINANCIAL HIGHLIGHTS continued	May 31, 2018

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Trust’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(c)	Excluding interest expense, the operating expense ratios for the years ended May 31 would be:

2018	2017	2016	2015	2014
0.99%	1.00%	0.99%	1.02%	1.02%

(d)	Calculated by subtracting the Trust’s total liabilities (not including the borrowings or reverse repurchase agreements) from the Trust’s total assets and dividing by the borrowings.
(e)	As a result of the Trust having earmarked or segregated cash or liquid securities to collateralize the transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), the Trust does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act.
(f)	Calculated by subtracting the Trust’s total liabilities (not including the borrowings or reverse repurchase agreements) from the Trust’s total assets and dividing by the borrowings and reverse repurchase agreements.

See notes to financial statements.

38 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	May 31, 2018

Note 1 – Organization:
Guggenheim Taxable Municipal Managed Duration Trust (the “Trust”) (formerly known as Guggenheim Build America Bonds Managed Duration Trust) was organized as a Delaware statutory trust on June 30, 2010. The Trust is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. There can be no assurance that the Trust will achieve its investment objectives. The Trust’s investment objectives are considered fundamental and may not be changed without shareholder approval.
Note 2 – Accounting Policies:
The Trust operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Trust (the “Board”) has adopted policies and procedures for the valuation of the Trust’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Trust’s securities and/or other assets.
Valuations of the Trust’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Trust’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. Eastern time on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.
Open-end investment companies (“mutual funds”) are valued at their net asset value (“NAV”) as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. Any investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Eastern time. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA”, or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at NAV.
Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.
The value of interest rate swap agreements entered into by the Trust are accounted for using the unrealized gain or loss on the agreements that is determined using the spread priced off the previous day’s Chicago Mercantile Exchange (“CME”) price.
Investments for which market quotations are not readily available are fair valued as determined in good faith by GFIA, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

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(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Paydown gains and losses on mortgage and asset-backed securities are treated as interest income. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.
Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.
(c) Senior Loans
Senior loans in which the Trust invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown on the Schedule of Investments.
(d) When-Issued and Delayed Delivery Transactions
The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in a market conditions or the failure of counterparties to perform under the contract.
(e) Distributions
The Trust declares and pays monthly distributions to common shareholders. These distributions will consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

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(f) Swaps
A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Trust may enter into swap agreements to manage its exposure to interest rates and/or credit risk, to generate income or to manage duration. Swaps are valued daily at current market value and the variation margin is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Trust’s basis in the swap and the proceeds of the closing transaction, including any fees. Upon termination of a swap agreement, a payable to or receivable from the swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions. The line item is removed upon settlement according to the terms of the swap agreement.
Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Trust are included as part of realized gain (loss) on the Statement of Operations.
(g) Currency Translations
The accounting records of the Trust are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.
The Trust does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Any such fluctuations are included with the net realized and unrealized gain or loss on investments.
Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Trust’s accounting records on the date of receipt, if any. is shown as net realized gains or losses on foreign currency transactions on the Trust’s Statement of Operations.
Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, if any, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Trust’s Statement of Operations.
(h) Indemnifications
Under the Trust’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

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Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Trust’s administrative management, and compensates the officers and trustees of the Trust who are affiliates of the Adviser. As compensation for these services, the Trust pays the Adviser a fee, payable monthly, in an amount equal to 0.60% of the Trust’s average daily managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).
Pursuant to a Sub-Advisory Agreement among the Trust, the Adviser and GPIM, GPIM, under the supervision of the Trust’s Board of Trustees and the Adviser, provides a continuous investment program for the Trust’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Trust who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.30% of the Trust’s average daily managed assets.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Trust’s total assets minus the sum of its accrued liabilities. Total assets means all of the Trust’s assets and is not limited to its investment securities. Accrued liabilities means all of the Trust’s liabilities other than borrowings for investment purposes.
Certain officers of the Trust may also be officers, directors and/or employees of the Adviser or GPIM. The Trust does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
GFIA engages external service providers to perform other necessary services for the Fund, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis.
MUFG Investor Services (US), LLC (“MUIS”) acts as the Trust’s administrator and accounting agent. As administrator and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. The Bank of New York (“BNY”) acts as the Trust’s custodian. As custodian, BNY is responsible for the custody of the Trust’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Trust’s average daily managed assets, subject to certain minimum monthly fees, and out of pocket expenses.
Note 4 – Fair Value Measurement:
In accordance with U.S. GAAP, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

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Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Trust’s investments. When values are not available from a pricing service, they may be computed by the Trust’s Investment Adviser or an affiliate. In any event, values may be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Trust’s assets and liabilities are categorized as Level 2, as indicated in this report.
Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Trust’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Trust may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.
Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates. The Trust’s fair valuation guidelines categorize these securities as Level 3.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 5 – Federal Income Tax Information:
The Trust intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.
The Trust is subject to an excise tax of 4% of the amount by which 98% of the Trust’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Trust paid of $196,427 or $0.01 per share, excise tax attributable to calendar year 2017.
Tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by

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the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Trust’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Trust’s financial statements. The Trust’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.
The tax character of distributions paid during the year ended May 31, 2018 was as follows:
Ordinary	Long-Term	Total
Income	Capital Gain	Distributions
$23,544,443	$2,732,584	$26,277,027

The tax character of distributions paid during the year ended May 31, 2017 was as follows:
Ordinary	Long-Term	Total
Income	Capital Gain	Distributions
$26,927,004	$0	$26,927,004

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.
The tax components of accumulated earnings/(deficit) as of May 31, 2018 were as follows:
Undistributed	Undistributed	Net Unrealized	Accumulated
Ordinary	Long-Term	Appreciation	Capital and
Income	Capital Gain	(Depreciation)	Other Losses	Total
$5,843,901	$1,001,168	$57,516,976	$0	$64,362,045

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of May 31, 2018, the Fund had no capital loss carryforwards.
Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in collateralized loan obligations, paydown losses, investments in swaps, losses deferred due to wash sales, excise tax paid, and distribution reclasses. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.
The following adjustments were made on the Statement of Assets and Liabilities as of May 31, 2018 for permanent book/tax differences:
Additional	Undistributed	Accumulated
Paid In	Net Investment	Net Realized
Capital	Income	Gain
$(196,426)	$1,695,048	$(1,498,622)

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

At May 31, 2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:
	Tax	Tax	Net
Tax	Unrealized	Unrealized	Unrealized
Cost	Gain	Loss	Gain
$425,483,563	$58,767,268	$(1,385,626)	$57,381,642

Note 6 – Investments in Securities:
For the year ended May 31, 2018, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and in-kind transactions, were $38,886,406 and $45,372,164, respectively.
The Trust is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Trust from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year May 31, 2018, the Trust engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:
Purchases	Sales	Realized Gain
$ –	$3,743,176	$145,672

Note 7 – Derivatives:
As part of its investment strategy, the Trust utilizes derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Accounting Policies in Note 2 of these Notes to Financial Statements.
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Trust uses derivative instruments, how these derivative instruments are accounted for and their effects on the Trust’s financial position and results of operations.
The Trust may utilize derivatives for the following purposes:
Duration: the use of an instrument to manage the interest rate risk of a portfolio.

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Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
(a) Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Trust utilizing over-the-counter (“OTC”) swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value.
Certain standardized swaps are subject to mandatory central clearing and are executed on a multilateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like an exchange-traded futures contract. Upon entering into a centrally-cleared swap transaction, the Trust is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Trust, depending on fluctuations in the fair value of the reference entity. For Trusts utilizing interest rate swaps, the exchange bears the risk of loss.
Interest rate swaps involve the exchange by the Trust with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.
The following table represents the Trust’s use and volume of interest rate swaps, based on floating rate type, on a quarterly basis:
	Average Notional
	Amount
Use	Pay	Receive
Hedge	$ –	$82,000,000

Derivative Investment Holdings Categorized by Risk Exposure
The following is a summary of the location of derivative investments on the Trust’s Statement of Assets and Liabilities as of May 31, 2018:
Derivative Investment Type	Asset Derivatives
Interest Rate Contracts	Variation margin on swap agreements

The following table sets forth the fair value of the Trust’s derivative investments categorized by primary risk exposure at May 31, 2018:
Asset Derivative Investments Value
Swaps Interest	Total Value at
Rate Risk	May 31, 2018
$ 1,113,244*	$ 1,113,244

* Includes cumulative appreciation (depreciation) on swap agreements as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

The following is a summary of the location of derivative investments on the Trust’s Statement of Operations for the year ended May 31, 2018:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest Rate Contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Trust’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended May 31, 2018:
Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Swaps Interest
Primary Risk Exposure	Rate Contracts	Total
Interest Rate Risk	$ (67,569)	$ (67,569)
Net Change in Unrealized Appreciation (Depreciation) on Derivative Investments
Recognized on the Statement of Operations
Swaps Interest
Primary Risk Exposure	Rate Contracts	Total
Interest Rate Risk	$ 1,197,929	$ 1,197,929

In conjunction with the use of derivative instruments, the Trust is required to maintain collateral in various forms. The Trust uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Trust.
The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.
Note 8 – Offsetting:
In the normal course of business, the Trust enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Trust to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define their contractual rights and to secure rights that will help the Trust mitigate their counterparty risk, the Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

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For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Trust and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Trust in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Trust, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Trust, as applicable. Generally, the amount of collateral due from or to a counter party must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Trust from its counterparties are not fully collateralized, contractually or otherwise, the Trust bears the risk of loss from counterparty nonperformance. The Trust attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Trust does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following table presents secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with U.S. GAAP.
			Net Amount	Gross Amounts Not
		Gross Amounts	of Liabilities	Offset in the Statement
	Gross	Offset in the	Presented on	of Assets and Liabilities
	Amounts of	Statement of	the Statement
	Recognized	Assets and	of Assets and	Financial	Net
Instrument	Liabilities[1]	Liabilities	Liabilities	Instruments	Amount
Reverse
Repurchase
Agreements	$50,513,514	$ –	$50,513,514	$(50,513,514)	$ –
1 Centrally cleared swaps are excluded from these reported amounts.
The following table presents deposits held by others in connection with derivative investments as of May 31, 2018. The Trust has the right to offset these deposits against any related liabilities outstanding with each counterparty.
Counterparty	Asset Type	Cash Pledged
Bank of America Merrill Lynch	Interest Rate Swaps	$188,779
Total		$188,779

Note 9 – Capital:
The Trust has an unlimited amount of common shares, $0.01 par value, authorized and 17,416,307 issued and outstanding. Transactions in common shares were as follows:

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

	Year Ended	Year Ended
	May 31, 2018	May 31, 2017
Beginning Shares	17,416,307	17,416,307
Shares issued through dividend reinvestment	–	–
Ending shares	17,416,307	17,416,307

Note 10 – Leverage:
Reverse Repurchase Agreements
The Trust may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Trust temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker—dealer, in return for cash. At the same time, the Trust agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Trust may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Trust enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Trust’s assets. As a result, such transactions may increase fluctuations in the market value of the Trust’s assets. For the year ended May 31, 2018, the average daily balance for which reverse repurchase agreements were outstanding amounted to $63,036,199. The weighted average interest rate was 2.08%.
As of May 31, 2018, there was $50,513,514 in reverse repurchase agreements outstanding. As of May 31, 2018, the Trust had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:
	Range of
Counterparty	Interest Rates	Maturity Dates	Face Value
Royal Bank of Canada	2.53%	06/29/2018	$34,303,656
BNP Paribas Bank	1.36% - 1.87%*	Open Maturity	15,367,538
JPMorgan Chase & Co.	1.75% - 2.00%*	Open Maturity	842,320
			$50,513,514

* The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at May 31, 2018.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of May 31, 2018 aggregated by asset class of the related collateral pledged by the Trust:
	Overnight and	Up to		Greater than
	Continuous	30 days	31-90 days	90 days	Total
Municipal Bonds	$16,209,858	$34,303,656	$ –	$ –	$50,513,514
Gross amount of recognized
liabilities for reverse
repurchase agreements	$16,209,858	$34,303,656	$ –	$ –	$50,513,514

50 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

Borrowings
On February 27, 2015, the Trust entered into a $125,000,000 credit facility agreement with an approved lender. Under the credit facility, the interest rate on the amount borrowed was based on the 3 month LIBOR plus 85 basis points, and an unused commitment fee of 25 basis points was charged on the difference between the amount available to borrow under the credit agreement and the actual amount borrowed, if the Trust borrows less than 50% available. On February 27, 2017, the terms were amended such that the unused commitment fee applies if the Trust borrows less than 75% of the amount available. On March 15, 2018, the terms were further amended such that the interest rate on the amount borrowed is based on the 1 Month USD LIBOR plus 80 basis points. As of May 31, 2018, there was $44,509,544 outstanding in connection with the Trust’s credit facility. The average daily amount of borrowings on the credit facilities during the period was $46,504,065 with a related average interest rate of 2.45%. The maximum amount outstanding during the period ended was $49,509,544. As of May 31, 2018, the total value of securities segregated and pledged as collateral in connection with borrowings was $56,080,972.
The Trust’s current credit facility agreement includes usual and customary covenants. These covenants impose on the Trust asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Trust’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Trust over which the counterparty has a lien. In addition, the Trust is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.
There is no guarantee that the Trust’s leverage strategy will be successful. The Trust’s use of leverage may cause the Trust’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Note 11 – Loan Commitments:
Pursuant to the terms of certain loan agreements, the Trust held unfunded loan commitments as of May 31, 2018. The Trust is obligated to fund these loan commitments at the borrower’s discretion. The Trust reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of May 31, 2018, the total amount segregated in connection with reverse repurchase agreements and unfunded loan commitments was $134,792,007.
As of May 31, 2018, the Trust had the following unfunded loan commitments which could be extended at the option of the borrower:
Borrower	Maturity Date	Face Amount	Value
Albertson’s LLC	08/18/18	$ 250,000	$ –
Lytx, Inc.	08/31/22	26,316	2,798
Solera LLC	03/03/21	2,250,000	174,532
		$ 2,526,316	$ 177,330

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 51

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

Note 12 – Restricted Securities:
The securities below are considered illiquid and restricted under guidelines established by the Board:
Restricted Securities	Acquisition Date	Cost	Value
Central Storage Safety Project Trust
4.82% due 02/01/38	02/02/18	$ 7,272,481	$ 7,254,230
Schahin II Finance Co. SPV Ltd.
5.88% due 09/25/22[1]	01/08/14	516,554	91,210
		$ 7,789,035	$ 7,345,440
[1] Security is in default of interest and/or principal obligations.

Note 13 – Recent Accounting Pronouncements:
In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.
Note 14 – Subsequent Event:
Effective June 15, 2018, The Trust amended its credit facility agreement with the approved lender. Under the amended terms of the credit facility, the new interest rate on the amount borrowed is based on the 3 month LIBOR plus 75 basis points, and an unused commitment fee of 20 basis points is charged on the difference between the amount available to borrow under the credit agreement and the actual amount borrowed.
The Trust evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to, or disclosure in, the Trust’s financial statements.

52 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	May 31, 2018

To the Shareholders and the Board of Trustees of Guggenheim Taxable Municipal Managed Duration Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Guggenheim Taxable Municipal Managed Duration Trust (the “Trust”), including the schedule of investments, as of May 31, 2018, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Guggenheim Taxable Municipal Managed Duration Trust at May 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Guggenheim investment companies since 1979.
Tysons, Virginia
July 30, 2018

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 53

OTHER INFORMATION (Unaudited)	May 31, 2018

Federal Income Tax Information
This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.
In January 2019, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2018.
Of the taxable ordinary income distributions paid during the fiscal year ending May 31, 2018, the Trust had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.
Additionally, of the taxable ordinary income distributions paid during the fiscal year ended May 31, 2018, the Trust had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.
Qualified Dividend	Dividend Received	Qualified Interest	Qualified Short-Term
Income	Deduction	Income	Capital Gain
0.00%	0.00%	95.87%	100.00%

With respect to the taxable year ended May 31, 2018, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:
From long-term capital gain:
$2,732,584

Results of Shareholder Votes
The Annual Meeting of Shareholders of the Trust was held on April 26, 2018. Shareholders voted on the election of Trustees. With regards to the election of the following Trustees by shareholders of the Trust:
	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Jerry B. Farley	15,268,465	198,645	240,754
Roman Friedrich III	15,216,132	233,586	258,146
Ronald A. Nyberg	15,275,022	175,635	257,207

The other Trustees of the Trust not up for election in 2018 were Randall C. Barnes, Donald A. Chubb, Jr., Maynard F. Oliverius, Ronald E. Toupin, Jr. and Amy J. Lee.
Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Trust’s registration statement, the Trust has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Trust usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

54 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2018

Trustees
The Trustees of the Guggenheim Taxable Municipal Managed Duration Trust and their principal business occupations during the past five years:
Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees
Independent Trustees:
Randall C. Barnes	Trustee	Since 2010	Current: Private Investor (2001-present).	51	Current: Trustee, Purpose Investments
(1951)					Funds (2014-present).
Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
President, Pizza Hut International (1991-1993); Senior Vice President,
Strategic Planning and New Business Development, PepsiCo,
Inc. (1987-1990).
Donald A.	Trustee and	Since 2014	Current: Retired	48	Current: Midland Care, Inc. (2011-2016).
Chubb, Jr.	Chairman of
(1946)	the Valuation		Former: Business broker and manager of commercial real estate,
	Oversight		Griffith & Blair, Inc. (1997-2017).
Committee
Jerry B. Farley	Trustee and	Since 2014	Current: President, Washburn University (1997-present).	48	Current: Westar Energy, Inc.
(1946)	Chairman of				(2004-present); CoreFirst Bank & Trust
	the Audit				(2000-present).
Committee
Roman	Trustee and	Since 2010	Current: Founder and Managing Partner, Roman Friedrich & Company	48	Current: Zincore Metals, Inc.
Friedrich III	Chairman of		(1998-present).		(2009-present).
(1946)	the Contracts
	Review Committee		Former: Senior Managing Director, MLV & Co. LLC (2010-2011).		Former: Axiom Gold and Silver Corp.
(2011-2012).

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 55

OTHER INFORMATION (Unaudited) continued	May 31, 2018

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Ronald A. Nyberg	Trustee and	Since 2010	Current: Partner, Momkus McCluskey LLC (2016-present).	51	Current: PPM Funds (February 2018-
(1953)	Chairman of				present); Edward-Elmhurst Healthcare
	the Nominating		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive		System (2012-present); Western Asset
	and Governance		Vice President, General Counsel, and Corporate Secretary, Van Kampen		Inflation-Linked Opportunities &
	Committee		Investments (1982-1999).		Income Fund (2004-present); Western
Asset Inflation-Linked Income Fund
(2003-present).
Maynard F.	Trustee	Since 2014	Current: Retired.	48	Current: Robert J. Dole Institute of
Oliverius					Politics (2016-present); Stormont-Vail
(1943)			Former: President and CEO, Stormont-Vail HealthCare (1996-2012).		Foundation (2013-present); University of
Minnesota MHA Alumni Philanthropy
Committee (2009-present); Fort Hays
State University Foundation (1999-
present).

Former: Topeka Community Foundation
(2009-2014).
Ronald E.	Trustee and	Since 2010	Current: Portfolio Consultant (2010-present); Member, Governing Council	48	Current: Western Asset Inflation-Linked
Toupin, Jr.	Chairman of		(2003-present) and Executive Committee (2016-present), Independent		Opportunities & Income Fund (2004-
(1958)	the Board		Directors Council.		present); Western Asset Inflation-Linked
Income Fund (2003-present).
Former: Vice President, Manager and Portfolio Manager, Nuveen Asset
			Management (1998-1999); Vice President, Nuveen Investment Advisory		Former: Bennett Group of Funds
			Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment		(2011-2013).
Trusts (1991-1999); and Assistant Vice President and Portfolio Manager,
Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen &
Co., Inc. (1982-1999).

56 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2018

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees
Interested Trustee:
Amy J. Lee***	Trustee, Vice	Since	Current: Interested Trustee, certain other funds in the Fund Complex	158	None.
(1961)	President and	February	(February 2018-present); President, certain other funds in the Fund
	Chief Legal	2018	Complex (2017-present); Chief Legal Officer, certain other funds in the
	Officer	(Trustee)	Fund Complex (2015-present); Vice President, certain other funds in the
Fund Complex (2010-present); Senior Managing Director, Guggenheim
		Since 2014	Investments (2012-present).
(Chief Legal
		Officer)	Former: President and Chief Executive Officer (2017-February 2018);
Vice President, Associate General Counsel and Assistant Secretary,
		Since 2010	Security Benefit Life Insurance Company and Security Benefit
		(Vice	Corporation (2004-2012).
President)

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each Trustee serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
— Messrs. Oliverius and Toupin are Class III Trustees. Class III Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for the fiscal year ended May 31, 2019.
— Messrs. Barnes and Chubb and Ms. Lee are Class I Trustees. Class I Trustees are expected to stand for re-election at the Trust’s annual meeting of share-
holders for the fiscal year ended May 31, 2020.
— Messrs. Farley, Friedrich and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for the fiscal year ended May 31, 2021.
***	This Trustee is deemed to be an “interested person” of the Trust under the 1940 Act by reason of her position with the Trust’s Investment Manager and/or the parent of the Investment Manager.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 57

OTHER INFORMATION (Unaudited) continued	May 31, 2018

OFFICERS
The Officers of the Guggenheim Taxable Municipal Managed Duration Trust, who are not Trustees, and their principal occupations during the past five years:

	Position(s)	Term of Office
Name, Address*	held with	and Length of	Principal Occupations
and Year of Birth	the Trust	Time Served**	During Past Five Years
Officers:
Brian E. Binder	President and	Since	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (February 2018-present); President and Chief Executive
(1972)	Chief Executive	February 2018	Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (January 2018-present); Senior Managing Director and Chief
	Officer		Administrative Officer, Guggenheim Investments (January 2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset
Management (2013-January 2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).
Joanna M.	Chief	Since 2012	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments
Catalucci	Compliance		(2012-present).
(1966)	Officer
Former: AML Officer, certain funds in the Fund Complex (2016-2017). Chief Compliance Officer and Secretary, certain other funds in the Fund
Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief
Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
James M. Howley	Assistant	Since 2006	Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex
(1972)	Treasurer		(2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).
Keith D. Kemp	Assistant	Since 2016	Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director of Guggenheim
(1960)	Treasurer		Investments (2015-present).

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-April 2018); Managing Director and Director, Transparent Value,
LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital
Investment Management (2007-2009).
Mark E. Mathiasen	Secretary	Since 2010	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)

58 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2018

	Position(s)	Term of Office
Name, Address*	held with	and Length of	Principal Occupations
and Year of Birth	the Trust	Time Served**	During Past Five Years
Officers continued:
Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
(1969)	Treasurer
Michael P.	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Megaris	Secretary
(1984)
Adam J. Nelson	Assistant	Since 2015	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).
(1979)	Treasurer
Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant
Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).
Kimberly J. Scott	Assistant	Since 2012	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).
(1979)	President
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief	Since 2010	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director,
(1955)	Financial		Guggenheim Investments (2010-present).
Officer, Chief
	Accounting		Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head
	Officer and		of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds
	Treasurer		(1996-2004).

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 59

OTHER INFORMATION (Unaudited) continued	May 31, 2018

	Position(s)	Term of Office
Name, Address*	held with	and Length of	Principal Occupations
and Year of Birth	the Trust	Time Served**	During Past Five Years
Officers continued:
Jon Szafran	Assistant	Since 2017	Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
(1989)	Treasurer
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America)
Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland
Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Trust.

60 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
TAXABLE MUNICIPAL MANAGED DURATION TRUST (GBAB)	May 31, 2018

Guggenheim Taxable Municipal Managed Duration Trust (the “Fund”) is a Delaware statutory trust that is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global financial services firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GFIA, GPIM, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)
Under the terms of the Investment Advisory Agreement, GFIA is responsible for overseeing the activities of GPIM, which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision and oversight of GFIA and the Board of Trustees of the Fund (the “Board,” with the members of the Board referred to individually as the “Trustees”), GPIM provides a continuous investment program for the Fund’s portfolio, provides investment research, and makes and executes recommendations for the purchase and sale of securities for the Fund.
Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Fund (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 26, 2018 (the “April Meeting”) and on May 22, 2018 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements in connection with the Committee’s annual contract review schedule.
As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by Guggenheim is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Fund and other information relevant to its evaluation of the Advisory Agreements.
In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 61

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
TAXABLE MUNICIPAL MANAGED DURATION TRUST (GBAB) continued	May 31, 2018

The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds identified by Guggenheim, based on a methodology reviewed by the Board. In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience in governing the Fund and weighed the factors and standards discussed with Independent Legal Counsel.
Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the Fund to recommend that the Board approve the renewal of each of the Advisory Agreements for an additional annual term.
Investment Advisory Agreement
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that although the Adviser delegated portfolio management responsibility to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.1 As a result, the Committee did not evaluate the services provided to the Fund under the Investment Advisory Agreement and Sub-Advisory Agreement separately.
The Committee also considered the secondary market support services provided by Guggenheim to the Fund and noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisors, data dissemination and relationship management. In addition, the Committee considered the qualifications, experience and skills of key personnel performing services for the Fund, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund. In evaluating Guggenheim’s resources and capabilities, the Committee noted certain changes to the organization, including those in connection with the sale of Guggenheim’s exchange-traded fund business to Invesco Ltd., and considered Guggenheim’s commitment to focusing on, and investing resources in support of, the remaining funds in the Guggenheim fund complex, including the Fund.
The Committee’s review of the services provided by Guggenheim included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The
________________________________
1   Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Advisory Agreements.

62 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
TAXABLE MUNICIPAL MANAGED DURATION TRUST (GBAB) continued	May 31, 2018

Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. In this connection, the Committee considered enhancements to Guggenheim’s compliance processes and programs, including in response to certain examination findings from the staff of the Securities and Exchange Commission.
In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, custodian and other service providers to the Fund. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to funds in the Guggenheim fund complex, including the OCFO’s resources, personnel and services provided.
With respect to Guggenheim’s resources and the Adviser’s ability to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). The Committee received the audited consolidated financial statements of GPIMH as supplemental information. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)
The Committee also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.
Investment Performance: The Fund commenced investment operations on October 27, 2010 and its investment objective is to provide current income, with a secondary objective of long-term capital appreciation. The Committee received data showing the Fund’s total return on a net asset value (“NAV”) and market price basis for the five-year, three-year and one-year periods ended December 31, 2017, as well as total return based on NAV since inception. In addition, the Committee took into account Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies both relative to their market benchmarks and to peer groups of competing strategies. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha compared to the benchmark, with the Fund’s risk metrics ranked against its peer group.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 63

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
TAXABLE MUNICIPAL MANAGED DURATION TRUST (GBAB) continued	May 31, 2018

The Committee compared the Fund’s performance to a peer group of closed-end funds identified by Guggenheim (the “peer group of funds”) and, for NAV returns, performance versus the Fund’s benchmark for the same time periods. The Committee noted that the Adviser’s peer group selection methodology for the Fund starts with the entire U.S.-listed taxable closed-end fund universe, and excludes funds that: (i) generally invest less than 50% in taxable municipals, including “Build America Bonds” (“BABs”); and (ii) generally employ less than 20% financial leverage. The Committee considered that the peer group of funds, with four constituent funds, including the Fund, is consistent with the peer group used for purposes of the Fund’s quarterly performance reporting.
The Committee observed that the returns of the Fund exceeded the median returns of its peer group of funds on an NAV basis for the five-year and three-year periods ended December 31, 2017 (ranking in the 33rd percentile for each period) and equaled the median for the since inception period. The Committee also considered that the Fund’s performance on an NAV basis underperformed the median return of its peer group of funds for the one-year period ended December 31, 2017 (ranking in the 100th percentile).
In evaluating the Fund’s performance, the Committee also considered Guggenheim’s performance assessments, including the following statements: (1) the Fund’s performance in 2017 exceeded the Fund’s benchmark but trailed peers who had portfolios positioned with higher risk profiles in terms of leverage, duration and credit quality; (2) the Fund’s risk metrics have consistently been superior to peers, reflecting the Fund’s lower duration and the diversification provided by the “non-BABs” portion of the Fund’s portfolio and that risk-adjusted returns have consistently been the best in the peer group; and (3) on a three-year and five-year basis the Fund has provided superior returns to benchmarks and peers, with lower levels of volatility, beta, and down-capture, and higher alpha.
The Committee also considered the Fund’s structure and form of leverage, and, among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2017, as well as net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2017 and annualized for the three-year and since-inception periods ended December 31, 2017.
After reviewing the foregoing and related factors, the Committee concluded that the Fund’s performance was acceptable.
Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Fund: The Committee compared the Fund’s contractual advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) calculated at average managed assets for the latest fiscal year,2 and the Fund’s net effective management fee rate and total net expense ratio, in each case as a percentage of average net assets for the latest fiscal year, to the peer group of funds and noted the Fund’s percentile rankings in this regard. The Committee also reviewed the average and median advisory fees (based on average net assets) and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees and other operating expenses) of the peer group of funds.______
__________________
[2] Contractual advisory fee represents the percentile ranking of the Fund’s contractual advisory fee relative to peers assuming that the contractual advisory fee for each fund in the peer group is calculated on the basis of the Fund’s average managed assets.

64 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
TAXABLE MUNICIPAL MANAGED DURATION TRUST (GBAB) continued	May 31, 2018

The Committee observed that although the Fund’s contractual advisory fee based on average managed assets and net expense ratio (excluding interest expense) on average net assets were the highest of its peer group of funds, its net effective management fee (representing the combined effective advisory fee and administration fee) on average net assets was below the peer group median (ranking in the 33rd percentile). The Committee also noted that the peer group of funds consists of only four funds, including the Fund and three peers from two large fund families, which limits its usefulness for comparison. In this connection, the Committee noted the contractual advisory fee range of the peer group and considered Guggenheim’s statement that the Fund’s contractual advisory fee of 0.600% is within 0.002% of two of its three peers, which each charge a contractual advisory fee of 0.598%.
As part of its evaluation of the Fund’s advisory fee, the Committee considered how such fee compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing registered funds as compared to other types of accounts and differences between managing a closed-end fund as compared to an open-end fund. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, differences in fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial risks involved with the Fund as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, and specific circumstances of, the Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients, respectively, with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.
With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management for the twelve months ended December 31, 2017, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate (with a negative rate reported with respect to the Fund), including variance information relative to the foregoing amounts as of December 31, 2016. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.
In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing in evaluating the costs of services provided and noted the negative profitability rate to Guggenheim Investments from the Fund.
The Committee considered other benefits available to the Adviser because of its relationship with the Fund and noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Fund.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 65

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
TAXABLE MUNICIPAL MANAGED DURATION TRUST (GBAB) continued	May 31, 2018

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow (primarily through the appreciation of the Fund’s investment portfolio), whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Committee considered that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which, though able to conduct additional share offerings periodically, do not continuously offer new shares and thus, do not experience daily inflows and outflows of capital. In addition, the Committee took into account that given the relative size of the Fund, Guggenheim does not believe breakpoints are appropriate at this time. The Committee also noted that to the extent the Fund’s assets increase over time (whether through periodic offerings or internal growth from asset appreciation), the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets.
The Committee determined that the Fund’s advisory fee was reasonable.
Sub-Advisory Agreement
Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for the Fund—GFIA and GPIM, respectively—are part of Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Investment Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the Investment Advisory Agreement.
With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)
The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Sub-Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.
Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Investment Advisory Agreement.
Comparative Fees, Costs of Services Provided and the Profits Realized by the SubAdviser from its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the

66 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
TAXABLE MUNICIPAL MANAGED DURATION TRUST (GBAB) continued	May 31, 2018

sub-advisory fee rate with respect to the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was not unreasonable.
Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement—Economies of Scale” above.)
Overall Conclusions
Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.
Thereafter, on May 23, 2018, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement for an additional annual term.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 67

DIVIDEND REINVESTMENT PLAN (Unaudited)	May 31, 2018

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Trust will be automatically reinvested by the Plan Administrator for shareholders in the Trust’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Trust Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open- Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

68 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	May 31, 2018

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 69

TRUST INFORMATION	May 31, 2018

Board of Trustees	Investment Adviser
Randall C. Barnes	Guggenheim Funds Investment
Donald A. Chubb, Jr.	Advisors, LLC
Jerry B. Farley	Chicago, IL
Roman Friedrich III
Amy J. Lee*	Investment Sub-Adviser
Ronald A. Nyberg	Guggenheim Partners Investment
Maynard F. Oliverius	Management, LLC
Santa Monica, CA
Ronald E. Toupin, Jr.,
Chairman	Administrator and Accounting Agent
MUFG Investor Services (US), LLC
* Trustee is an “interested person” (as defined in	Rockville, MD
Section 2(a)(19) of the 1940 Act) (“Interested
Trustee”) of the Trust because of her affiliation with	Custodian
Guggenheim Investments.	The Bank of New York Mellon Corp.
New York, NY
Principal Executive Officers
Brian E. Binder	Legal Counsel
President and Chief Executive Officer	Skadden, Arps, Slate, Meagher &
Flom LLP
Joanna M. Catalucci	New York, NY
Chief Compliance Officer
Independent Registered Public
Mark E. Mathiasen	Accounting Firm
Secretary	Ernst & Young LLP
Tysons, VA
Amy J. Lee
Vice President and Chief Legal Officer

John L. Sullivan
Chief Financial Officer, Chief Accounting
Officer and Treasurer

70 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

TRUST INFORMATION continued	May 31, 2018

Privacy Principles of Guggenheim Taxable Municipal Managed Duration Trust for Shareholders
The Trust is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Trust restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Taxable Municipal Managed Duration Trust?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Trust’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Guggenheim Taxable Municipal Managed Duration Trust for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Trust or of any securities mentioned in this report.
A description of the Trust’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Trust at (888) 991-0091.
Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Trust’s website at guggenheiminvestments.com/gbab or by accessing the Trust’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gbab. The Trust’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Trust from time to time may purchase shares of its common stock in the open market or in private transactions.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 71

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.
Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(07/18)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-GBAB-AR-0518

Item 2.  Code of Ethics.
(a) The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
(b) No information need be disclosed pursuant to this paragraph.
(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.
(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached hereto as Exhibit (a)(1).
     (2) Not applicable.
     (3) Not applicable.
Item 3.  Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee Dr. Jerry B. Farley.  Dr. Farley qualifies as an audit committee financial expert by virtue of his experience at educational institutions, where his business responsibilities have included all aspects of financial management and reporting.
(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)
Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $51,166 and $51,370 for the fiscal years ended May 31, 2018 and May 31, 2017, respectively.
 (b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item, were $0 and $0 for the fiscal years ended May 31, 2018 and May 31, 2017 respectively.
The registrant’s principal accountant did not bill fees for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $11,187 and $10,844 for the fiscal years ended May 31, 2018 and May 31, 2017, respectively.

The registrant’s principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal years ended May 31, 2018 and May 31, 2017, respectively.
The registrant’s principal accountant did not bill for services not included in Items 4(a), (b) or (c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
 (e)  Audit Committee Pre-Approval Policies and Procedures.
(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the registrant’s audit committee’s Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

V.B.2. Pre-approve any engagement of the independent auditors to provide any non-prohibited services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

    Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services

•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services
•	Recurring tax services:
o	Preparation of Federal and state income tax returns, including extensions
o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations
o	Calculation of tax equalization on an as-needed basis
o	Preparation of the estimated excise distribution calculations on an as-needed basis
o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o	Provision of tax compliance services in India for Funds with direct investments in India
o	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

•	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o	Assistance with calendar year shareholder reporting designations on Form 1099
o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends
o	Conduct training sessions for the Adviser’s internal tax resources
o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o	RIC qualification reviews
o	Tax distribution analysis and planning
o	Tax authority examination services
o	Tax appeals support services
o	Tax accounting methods studies
o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter.  The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)
The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)  Not applicable.

(g)  The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $11,187 and $78,417 for the fiscal years ended May 31, 2018 and May 31, 2017, respectively.

(h)  Not applicable.
Item 5.  Audit Committee of Listed Registrants.
(a) The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee of the registrant is composed of: Randall C. Barnes; Ronald A. Nyberg; Ronald E. Toupin, Jr.; Donald A. Chubb; Jerry B. Farley; Maynard F. Oliverius; and Roman Friedrich III.
(b) Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s investment sub-adviser, Guggenheim Partners Investment Management, LLC (“GPIM”).  GPIM’s proxy voting policies and procedures are included as Exhibit (c) hereto.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
a)(1)  GPIM serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio. GPIM uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of GPIM’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPIM’s strategic and tactical policy directives.

The following individuals at GPIM share primary responsibility for the management of the registrant’s portfolio and is provided as of May 31, 2018:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd - CIO	2007	Guggenheim Partners Investment Management, LLC.: Global CIO – 2005–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 1998–Present.
Anne Walsh, CFA, FLMI – Senior Managing Director and Assistant CIO	2007	Guggenheim Partners Investment Management, LLC.: Senior Managing Director and Assistant Chief Investment Officer – 2007–Present.

Jeffrey Carefoot – Senior Managing Director	2012	Guggenheim Partners Investment Management, LLC - Senior Managing Director - 2016 to Present; Guggenheim Partners Investment Management, LLC – Managing Director 2012 to 2016.
Allen Li - Managing Director	2012	Guggenheim Partners Investment Management, LLC. Managing Director – 2014 to Present; Guggenheim Partners Investment Management, LLC – Director 2012 to 2014.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the GPIM portfolio managers as of May 31, 2018:

Scott Minerd:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	17	$22,090,688,411	0	$0
Other pooled investment vehicles	75	$20,389,485,274	39	$10,901,878,600
Other accounts	133	$142,488,354,024	6	$1,082,516,020

Anne Walsh:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	18	$25,959,315,182	0	$0
Other pooled investment vehicles	5	$3,239,498,566	2	$2,346,060,270
Other accounts	38	$97,046,450,096	4	$700,893,342

Jeffrey Carefoot:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	2	$515,880,915	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	9	$8,801,611,635	0	$0

Allen Li:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	2	$515,880,915	0	$0
Other pooled investment vehicles	5	$955,885,597	2	$522,603,387
Other accounts	0	$0	0	$0

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPIM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

GPIM may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, GPIM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, GPIM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPIM’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, GPIM’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPIM’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, GPIM’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

GPIM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of GPIM clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  GPIM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPIM’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPIM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates the portfolio managers for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  GPIM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments.  All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each GPIM portfolio manager as of May 31, 2018:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Scott Minerd Anne Walsh	None $100,001-$500,000
Jeffrey Carefoot Allen Li	None None

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a) The registrant has not participated in securities lending activities during the period covered by this report.
(b) Not applicable

Item 13.  Exhibits.
(a)(1) Code of Ethics for Chief Executive and Senior Financial Officers.
(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3) Not applicable.
(b)      Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.
(c)       Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Guggenheim Taxable Municipal Managed Duration Trust
By:       /s/ Brian E. Binder
Name:   Brian E. Binder
Title:     President and Chief Executive Officer
Date:    August 9, 2018
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:          /s/ Brian E. Binder
Name:     Brian E. Binder
Title:       President and Chief Executive Officer
Date:       August 9, 2018
By:          /s/ John L. Sullivan
Name:     John L. Sullivan
Title:       Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:       August 9, 2018